UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 17, 2026
Expensify, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41043	27-0239450
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
88 Kearny St, Ste 1600
San Francisco, California 94108
(Address of Principal Executive Offices) (Zip Code)
(971) 365-3939
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	EXFY	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 17, 2026, Expensify, Inc. (the “Company”) received a deficiency letter from the Nasdaq Listing Qualifications Department (“the Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the last 30 consecutive business days, the closing bid price for the Company’s Class A common stock, par value $0.0001 (the “Class A common stock”), has been below the minimum $1.00 per share required for continued listing on The Nasdaq Global Select Market pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”).

The Nasdaq deficiency letter has no immediate effect on the listing of the Company’s Class A common stock, and the Class A common stock will continue to trade on The Nasdaq Global Select Market under the symbol “EXFY” at this time.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has 180 calendar days, or until October 14, 2026 (the “Compliance Date”), to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of the Company’s Class A common stock must be at least $1.00 per share for a minimum of ten consecutive business days before the Compliance Date.

If the Company does not regain compliance with the Minimum Bid Price Requirement by October 14, 2026, the Company may be eligible for additional time to regain compliance. To qualify, the Company would be required to transfer to The Nasdaq Capital Market and meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, except for the Minimum Bid Price Requirement. In addition, the Company would be required to notify Nasdaq of its intent to cure the deficiency during the second compliance period, by effecting a reverse stock split if necessary. If the Company meets these requirements, following a transfer to The Nasdaq Capital Market, Nasdaq will inform the Company that it has been granted an additional 180 calendar days to regain compliance. However, if it appears to the Staff that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible, Nasdaq will provide notice that the Company’s securities are subject to delisting, at which point the Company would have an opportunity to appeal the delisting determination to a hearings panel.

The Company intends to monitor the closing bid price of its Class A common stock and may, if appropriate, consider available options to regain compliance with the Minimum Bid Price Requirement, including potentially seeking to effect a reverse stock split. At the Company’s upcoming annual meeting to be held on May 22, 2026 (the “Annual Meeting”), the Company’s stockholders will vote to approve a series of three alternative amendments to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Class A common stock, the Company’s LT10 common stock, par value $0.0001 (the “LT10 common stock”), and the Company’s LT50 common stock, par value $0.0001 (the “LT50 common stock,” and together with the Class A common stock and LT10 common stock, the “common stock”) at one of three reverse stock split ratios: 1-for-15, 1-for-20 or 1-for-25 (collectively, the “Proposed Amendments”). If the Proposed Amendments are approved, the Company’s board of directors (the “Board”) will have the authority, but not the obligation, in its sole discretion to decide whether to effect a reverse stock split and, if so, to determine the specific ratio from among those approved by the Company’s stockholders and the timing of such reverse stock split. There can be no assurance that the Proposed Amendments will be approved at the Annual Meeting. Even if the Proposed Amendments are approved, there can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Requirement or will otherwise be in compliance with other Nasdaq Listing Rules.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements,” including without limitation statements regarding the Company’s plans to regain compliance with the Minimum Bid Price Requirement, the Company’s ability to maintain compliance with the Minimum Bid Price Requirement and other Nasdaq Listing Rules, the Company’s eligibility for additional compliance periods, if necessary, in which to seek to regain compliance with the Minimum Bid Price Requirement, the Company’s ability to ultimately obtain relief or extended periods to regain compliance from Nasdaq, if necessary, or to meet applicable Nasdaq requirements for any such relief or extension, statements regarding the Company’s Proposed Amendments, and the ultimate decision by the Board on whether to cause one of the Proposed Amendments to become effective and to implement a reverse stock split. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions and projections regarding future events or results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While the Company believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and it is impossible to anticipate all factors that could affect actual results. There are many risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 26, 2026, as well as other factors described from time to time in the Company’s filings with the SEC. Such forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement in light of new information, future events or otherwise, except as required by law. If the Company updates one or more forward-looking statements, no inference should be made that it will make additional updates with respect to those or other forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Expensify, Inc.

By:	/s/ Ryan Schaffer
Name:	Ryan Schaffer
Title:	Chief Financial Officer
Date: April 21, 2026